Nationwide Life Insurance Company
Nationwide Variable Account-II
Prospectus supplement dated January 1, 2017
to the following prospectus(es):
Nationwide DestinationSM [C] prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
This Rate Sheet Supplement ("Supplement") should be read and retained with the prospectus for Nationwide DestinationSM [C]. If you need another copy of the prospectus please contact Nationwide's Service Center at 1-800-848-6331.
Nationwide is issuing this Supplement to provide the current Interest Anniversary Rate ("Rate") for the Combination Enhanced Death Benefit III Option.
The Rate provided below applies only to applications signed between January 1, 2017 and January 31, 2017.
Rates may be different for applications signed after January 31, 2017. Therefore, it is important that you have the most current Rate Sheet Supplement as of the date you sign the application. This Supplement replaces and supersedes any previous Rate Sheet Supplement and must be used in conjunction with the prospectus.
If your application was signed prior to the time period shown above, please refer to your contract for the Rate that is applicable to your contract, or contact Nationwide's Service Center for the Rate applicable to your contract. All Rate Sheet Supplements are available by contacting the Service Center, and also are available on the EDGAR system at www.sec.gov (file number: 333-104511).
Interest Anniversary Rate for the Combination Enhanced Death Benefit III Option
Interest Anniversary Rate
5%
PRO-0021-R8-0117